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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)        DECEMBER 8 , 1999
                                                --------------------------------


                             VIRTUAL ACADEMICS.COM
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             (Exact name of registrant as specified in its charter)


        DELAWARE                        33-25900                75-2228820
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(State or other jurisdiction        (Commission File          (IRS Employer
     or incorporation)                   Number)            Identification No.)


          6421 CONGRESS AVENUE, SUITE 201, BOCA RATON, FLORIDA 33487
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         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 994-4446
                                                   ----------------

                                Donnebrooke Corp.
              16910 DALLAS PARKWAY, SUITE 100, DALLAS, TEXAS 75248
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          (Former name or former address, if changed since last report)



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ITEM 1. Changes in Control of Registrant

         See the disclosure in Item 2, below.

ITEM 2. Acquisition or Disposition of Assets

         On December 8th, 1999, the Company consummated the purchase of shares of Donnebrooke pursuant to a Purchase Agreement by and among Donnebrooke, Halter Capital Corporation, International Education Group, LLC ("IEG") and the members of IEG. The members of IEG, consisting of Steven Bettinger and Robert Bettinger, the current executive officers of the Company, purchased the shares of Donnebrooke from Halter Capital Corporation for a purchase price of $325,000 and transferred their interests in IEG, consisting of all of the capital stock of Barrington University, Inc., an Alabama corporation, Barrington University, Inc., a Florida corporation and Spanish University of America Foundation, Inc., a Florida corporation, (collectively referred to as the "Subsidiaries"), to Donnebrooke. Donnebrooke then changed its name to "Virtual Academics.com, Inc."

         Following the acquisition, Donnebrooke changed its name to Virtual Academics.com and its new trading symbol is "VADC". The new officers and directors of the Company are as follows:

NAME                                      POSITION
----                                      --------
Steven Bettinger                          President and Chief Operating Officer
Robert Bettinger                          Chairman of the Board, Secretary

BUSINESS DESCRIPTION

         Through its Subsidiaries, Virtual Academics.com, Inc. is engaged in the business of providing distance learning courses to students worldwide over the Internet. Students earn degrees and certificates by self-study. The Company offers a variety of programs, including Business, Computer Science, Microsoft Certification Training and English as a Second Language. The Company is accredited internationally and licensed by the Department of Education of the State of Alabama. Currently the Company is training students in 43 countries.

         Each student, upon registration, receives an identification number and password which enables the student to commence studies. Enrollment is completed upon receipt of an initial payment at which time all of the course materials, including books, are delivered to the student. The Company's offices are located in Boca Raton, Florida.

ITEM 7 Financial Exhibits, Pro Forma Financial Information And Exhibits.




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         (a) Financial Statements and Pro Forma Financial Information

                  As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements and pro forma financial information required by this Item 7. In accordance with the Item 7(a)(4) of Form 8-K, such financial statements and pro forma financial information will be filed by amendment to this Form 8-K no later than 60 days after the date hereof.

         (b) Exhibits.

                  (1) Purchase Agreement






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                  VIRTUAL ACADEMICS.COM., INC.



                                  By: /s/ Steven Bettinger
                                      ------------------------------------------
                                      Steven Bettinger, Chief Operating Officer



Dated: January 11, 2000




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